                               SEPARATE ACCOUNT VA-K
                                  EXECANNUITY PLUS
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

          SUPPLEMENT DATED JANUARY 28, 1999 TO PROSPECTUS DATED MAY 1, 1998
           THIS SUPPLEMENT SUPPLANTS THE SUPPLEMENT DATED DECEMBER 29, 1998
                                        ***

On March 15, 1999, an optional Minimum Guaranteed Annuity Payout
Rider will be available under the Policy.* The following information supplements the corresponding sections of the Prospectus. Please consult the Prospectus for the full text of each supplemented section.


*Please note, the Minimum Guaranteed Annuity Payout Rider is not available in all states.


In the Table of Contents on page 3 of the Prospectus, the following is changed:

Under CHARGES AND DEDUCTIONS:

     "B. Optional Minimum Guaranteed Annuity Payout Rider Charge" is added "B. Premium Taxes" is changed to "C. Premium Taxes"
     "C. Policy Fee" is changed to "D. Policy Fee"
     "D. Annual Charges Against Separate Account Assets" is changed to "E. Annual Charges Against Separate Account Assets"

     Under THE VARIABLE ANNUITY POLICIES:
     "L. Optional Minimum Guaranteed Annuity Payout Rider" is added
     "L. NORRIS Decision" is changed to "M. NORRIS Decision"
     "M. Computation of Values" is changed to "N. Computation of Values"

In the Summary on page 8 of the Prospectus, the following is added to the end of the section entitled "Annuity Payments:"

     An optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. See "N. Optional Minimum Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES." If elected, the rider guarantees the Annuitant a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each Policy anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Policy. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a)  the Accumulated Value; or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Policy anniversaries since the Rider effective date, as determined after the Accumulated Value of each Policy anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                              Amount of the Withdrawal
                              ------------------------
       the Accumulated Value determined immediately prior to the withdrawal.

In the Summary on page 9 of the Prospectus, the following is added after the section entitled "Charges and Deductions:"

     G.  OPTIONAL MINIMUM GURANTEED ANNUITY PAYOUT RIDER CHARGE
     Subject to state availability, the Company offers the following Rider that may be elected by the Owner. A separate monthly charge is made for the Rider which is deducted from the Accumulated Value at the end of each month within which the Rider has been in effect. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month and on the date the Rider is terminated by 1/12th of the following annual percentage rates:

          Minimum Guaranteed Annuity Payout Rider with a ten year waiting period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.25%
          Minimum Guaranteed Annuity Payout Rider with a fifteen year waiting period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.15%

     For a description of this Rider, see "B. Optional Minimum Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "L. Optional Minimum Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES."

Under "ANNUAL AND TRANSACTION EXPENSES" on page 10 of the Prospectus, after "Annual Policy Fee," the following is inserted:

     OPTIONAL RIDER CHARGES:
     (on an annual basis as a percentage of Accumulated Value)
     Optional Minimum Guaranteed Annuity Payout Rider with a
     ten-year waiting period:                                         0.25%*
     Optional Minimum Guaranteed Annuity Payout Rider with a
     fifteen-year waiting period:                                     0.15%*

Under "ANNUAL AND TRANSACTION EXPENSES" on page 10 of the Prospectus, below "Total Asset Charge," the following is inserted:

     *if the rider is elected, this annual charge is deducted on a monthly basis at the end of each month within which the rider was in effect.

Under "ANNUAL AND TRANSACTION EXPENSES" on page 12 of the Prospectus, table (1) is renamed table (1)(a) and the following table is inserted following table
(1)(a):

     (1)(b) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:

                                             1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                             -----------------------------------
Select International Equity Fund               $102    $ 155    $ 200    $ 316
DGPF International Equity Series               $100    $ 149    $ 189    $ 295
Fidelity VIP Overseas Portfolio                $100    $ 149    $ 190    $ 297
T. Rowe Price International Stock Portfolio    $102    $ 153    $ 196    $ 309
Select Aggressive Growth Fund                  $101    $ 151    $ 193    $ 303
Select Capital Appreciation Fund               $102    $ 155    $ 199    $ 314
Select Value Opportunity Fund                  $101    $ 153    $ 196    $ 308
Select Growth Fund                             $100    $ 150    $ 190    $ 298
Growth Fund                                     $97    $ 138    $ 170    $ 257
Fidelity VIP Growth Portfolio                   $98    $ 143    $ 178    $ 274
Equity Index Fund                               $96    $ 136    $ 166    $ 249
Select Growth and Income Fund                   $99    $ 145    $ 182    $ 282
Fidelity VIP Equity-Income Portfolio            $97    $ 140    $ 173    $ 263
Fidelity VIP II Asset Manager Portfolio         $98    $ 142    $ 176    $ 270

                                             1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                             -----------------------------------
Fidelity VIP High Income Portfolio              $98    $ 144    $ 179    $ 276
Investment Grade Income Fund                    $97    $ 139    $ 171    $ 259
Government Bond Fund                            $98    $ 142    $ 177    $ 272
Money Market Fund                               $95    $ 133    $ 161    $ 240

Under "ANNUAL AND TRANSACTION EXPENSES" on page 13 of the Prospectus, table (2) is renamed table (2)(a) and the following table is inserted following table
(2)(a):

     (2)(b) If you annuitize* under a life option or any non-commutable period certain option of ten years or more at the end of the applicable time period, or if you do NOT surrender or annuitize the Contract you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


                                              1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                              ----------------------------------
Select International Equity Fund                 $29     $ 88    $ 150    $ 316
DGPF International Equity Series                 $27     $ 81    $ 139    $ 295
Fidelity VIP Overseas Portfolio                  $27     $ 82    $ 140    $ 297
T. Rowe Price International Stock Portfolio      $28     $ 86    $ 146    $ 309
Select Aggressive Growth Fund                    $27     $ 84    $ 143    $ 303
Select Capital Appreciation Fund                 $29     $ 87    $ 149    $ 314
Select Value Opportunity Fund                    $28     $ 86    $ 146    $ 308
Select Growth Fund                               $27     $ 82    $ 140    $ 298
Growth Fund                                      $23     $ 70    $ 120    $ 257
Fidelity VIP Growth Portfolio                    $24     $ 75    $ 128    $ 274
Equity Index Fund                                $22     $ 68    $ 116    $ 249
Select Growth and Income Fund                    $25     $ 77    $ 132    $ 282
Fidelity VIP Equity-Income Portfolio             $23     $ 72    $ 123    $ 263
Fidelity VIP II Asset Manager Portfolio          $24     $ 74    $ 126    $ 270
Fidelity VIP High Income Portfolio               $25     $ 76    $ 129    $ 276
Investment Grade Income Fund                     $23     $ 71    $ 121    $ 259
Government Bond Fund                             $24     $ 74    $ 127    $ 272
Money Market Fund                                $21     $ 65    $ 111    $ 240

     (1) If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Policy.

Under "PERFORMANCE INFORMATION" on page 17 of the Prospectus, between the second and third sentences in the first paragraph, the following is inserted:

     The calculation is not adjusted to reflect the deduction of a Minimum Guaranteed Annuity Payout Rider charge.

Under "PERFORMANCE INFORMATION" on page 17 of the Prospectus, at the end of the fifth paragraph, the following is inserted:

     In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Policy features.

Under "CHARGES AND DEDUCTIONS" on pages 29 and 30 of the Prospectus, "B. Premium Taxes" is renamed "C. Premium Taxes," "C. Policy Fee" is renamed "D. Policy Fee," "D. Annual Charges Against Separate Account Assets" is renamed "E. Annual Charges Against Separate Account Assets" and the following is inserted:

     B. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT CHARGE

     Subject to state availability, the Company offers an optional Minimum Guaranteed Annuity Payout Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of an annual rate (see table below) is made against the Accumulated Value of the Policy at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).

     The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:

          Minimum Guaranteed Annuity Payout Rider with ten-year waiting period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.25%
          Minimum Guaranteed Annuity Payout Rider with fifteen-year waiting period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.15%

     For a description of the Rider, see "L. Optional Minimum Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES," above.

Under "J. Electing the Form of Annuity and the Annuity Date" on page 37 of the Prospectus, the following is inserted above "K. Description of Variable Annuity Payout Options:"

     If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and must occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy.

Under "THE VARIABLE ANNUITY POLICIES" on page 38 of the Prospectus, "L. NORRIS Decision" is changed to "M. NORRIS Decision" and "M. Computation of Policy Values and Annuity Benefit Payments" is changed to "N. Computation of Policy Values and Annuity Benefit Payments" and the following is inserted above "M. NORRIS Decision:"

     L. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER

     An optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Policy anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized if the Rider is exercised. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a)  the Accumulated Value; or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Policy anniversaries since the Rider effective date, as determined after the Accumulated Value of each Policy anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                              Amount of the Withdrawal
                              ------------------------
        the Accumulated Value determined immediately prior to the withdrawal

     CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Policy issue or at any time thereafter, however, if the Rider is not elected within thirty days after Policy issue or within thirty days after a Policy anniversary date, the effective date of the Rider will be the following Policy anniversary date.

     -The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

     CONDITIONS OF EXERCISE OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Policy anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

     -The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."

     -The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy.

     TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may not terminate the Minimum Guaranteed Annuity Payout Rider prior to the seventh Policy anniversary after the effective date of the Rider, unless such termination occurs on or within thirty days after a Policy anniversary and in conjunction with the purchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

     -After the seventh Policy anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.

     -The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Policy anniversary.

     - Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

     -The Rider will terminate upon surrender of the Policy or the date that a death benefit is payable if the Policy is not continued under "H. The Spouse of the Owner as Beneficiary" (see "THE VARIABLE ANNUITY POLICIES").

     From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Policy during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

     For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With 120 Monthly Payments Guaranteed. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the Minimum Guaranteed Annuity Payout Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                                                                  Minimum
              Policy                   Minimum                   Guaranteed
            Anniversary              Guaranteed                    Annual
            at Exercise              Benefit Base                Income (1)
            -----------              ------------                ----------
                10                     $162,889                    $12,153
                15                     $207,892                    $17,695

     (1) Other fixed annuity options involving a life contingency other than Life Annuity With 120 Monthly Payments Guaranteed are available. See "K. Description of Variable Annuity Payout Options."

     The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the Benefit Base.

Under "N. Computation of Policy Values and Annuity Benefit Payments" on page 40 of the Prospectus, the following is inserted above "FEDERAL TAX CONSIDERATIONS:"

     If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the income provided under the Policy by applying the Accumulated Value to the current annuity factors is compared to the income provided under the Rider by applying the Minimum Guaranteed Annuity Payout Benefit Base to the guaranteed annuity factors. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout Rider" below.

After the section entitled "LEGAL MATTERS" on page 46 of the Prospectus, the following is inserted:

                                YEAR 2000 COMPLIANCE

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

     Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

     The Company has initiated formal communications with all of its significant suppliers and large customers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the impact of a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material
     adverse effect on the Company.   The Company does not believe that it has
     material exposure to contingencies related to the Year 2000 Issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

     The Company will utilize both internal and external resources to reprogram or replace, and test both information technology and embedded technology
     systems for Year 2000 modifications.   The Company plans to complete the
     mission critical elements of the Year 2000 by December 31, 1998. The cost of the Year 2000 project will be expensed as incurred over the next two years and is being funded primarily through a reallocation of resources from discretionary projects. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. Through September 30, 1998, the Company and its subsidiaries and affiliates have incurred and expensed approximately $47 million related to the assessment of, and preliminary efforts in connection with, the project and the development of a remediation plan. The total remaining cost of the project is estimated at between $30-40 million.

     The costs of the project and the date on which the Company plans to complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

Under Appendix B on page B-1 of the Prospectus, the following is inserted:

     4. Because of the differences in the amount of the free withdrawal (see 3. above) in the new Policy and the original Policy, the following examples
     (1)(a) and (1)(b) apply to Owners of the original Policy and should be referred to rather than examples (1)(a) and (1)(b) on page 12 of this Propsectus.

     (1)(a) If, at the end of the applicable period, you surrender your Contract or annuitize* under a commutable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                              ----------------------------------
Select International Equity Fund                 $98    $ 143    $ 182    $ 292
DGPF International Equity Series                 $96    $ 137    $ 171    $ 270
Fidelity VIP Overseas Portfolio                  $96    $ 137    $ 172    $ 272
T. Rowe Price International Stock Portfolio      $98    $ 141    $ 178    $ 285
Select Aggressive Growth Fund                    $97    $ 139    $ 175    $ 278
Select Capital Appreciation Fund                 $98    $ 143    $ 181    $ 290
Select Value Opportunity Fund                    $97    $ 141    $ 178    $ 284


                                              1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                              ----------------------------------
Select Growth Fund                               $96    $ 137    $ 172    $ 273
Growth Fund                                      $92    $ 125    $ 152    $ 231
Fidelity VIP Growth Portfolio                    $94    $ 130    $ 160    $ 249
Equity Index Fund                                $91    $ 123    $ 147    $ 223
Select Growth and Income Fund                    $95    $ 133    $ 164    $ 257
Fidelity VIP Equity-Income Portfolio             $93    $ 127    $ 155    $ 238
Fidelity VIP II Asset Manager Portfolio          $94    $ 129    $ 158    $ 245
Fidelity VIP High Income Portfolio               $94    $ 131    $ 161    $ 251
Investment Grade Income Fund                     $92    $ 126    $ 153    $ 233
Government Bond Fund                             $94    $ 130    $ 159    $ 247
Money Market Fund                                $91    $ 120    $ 143    $ 214

(1)(b) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


                                             1 YEAR   3 YEARS   5 YEARS 10 YEARS
                                             -----------------------------------
Select International Equity Fund                $101     $ 151   $ 194     $ 316
DGPF International Equity Series                 $99     $ 144   $ 183     $ 295
Fidelity VIP Overseas Portfolio                  $99     $ 145   $ 184     $ 297
T. Rowe Price International Stock Portfolio     $100     $ 149   $ 191     $ 309
Select Aggressive Growth Fund                    $99     $ 146   $ 187     $ 303
Select Capital Appreciation Fund                $101     $ 150   $ 193     $ 314
Select Value Opportunity Fund                   $100     $ 148   $ 190     $ 308
Select Growth Fund                               $99     $ 145   $ 185     $ 298
Growth Fund                                      $95     $ 133   $ 164     $ 257
Fidelity VIP Growth Portfolio                    $96     $ 138   $ 173     $ 274
Equity Index Fund                                $94     $ 130   $ 160     $ 249
Select Growth and Income Fund                    $97     $ 140   $ 177     $ 282
Fidelity VIP Equity-Income Portfolio             $95     $ 134   $ 167     $ 263
Fidelity VIP II Asset Manager Portfolio          $96     $ 137   $ 171     $ 270
Fidelity VIP High Income Portfolio               $97     $ 138   $ 174     $ 276
Investment Grade Income Fund                     $95     $ 133   $ 165     $ 259
Government Bond Fund                             $96     $ 137   $ 172     $ 272
Money Market Fund                                $93     $ 127   $ 156     $ 240

(1) If the Minimum Guaranteed Annuity Payout Rider is exercised you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.


Supplement dated January 28, 1999.

                                SEPARATE ACCOUNT VA-K
                                 ALLMERICA ADVANTAGE
                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

          SUPPLEMENT DATED JANUARY 28, 1999 TO PROSPECTUS DATED MAY 1, 1998 THIS SUPPLEMENT SUPPLANTS THE SUPPLEMENT DATED DECEMBER 29, 1998
                                        ***

On March 15, 1999, an optional Minimum Guaranteed Annuity Payout Rider will be available under the Contract.* The following information supplements the corresponding sections of the Prospectus. Please consult the Prospectus for the full text of each supplemented section.

*Please note, the Minimum Guaranteed Annuity Payout Rider is not available in all states.

Under "5. Expenses" on page P-2 of the Profile, the following is inserted at the end of the first paragraph:

     In addition, if you elect an optional Minimum Guaranteed Annuity Payout Rider, we will deduct a charge against the accumulated value of your contract at an annual rate of 0.25% for a rider with a ten-year waiting period and at an annual rate of 0.15% for a rider with a fifteen-year waiting period.

Under "5. Expenses" on page P-3 of the Profile, the following is inserted at the end of the sentence at the top of the page:

     The following chart does not reflect the optional Minimum Guaranteed Annuity Payout Rider which, if elected, would increase expenses.

Under "8. Performance" on page P-4 of the Profile, the following is inserted at the end of the first paragraph:

     The following chart does not reflect the optional Minimum Guaranteed Annuity Payout Rider which, if elected, would reduce performance.

Under "10. Other Information" on page P-5 of the Profile, the following is inserted above "Free Look Period:"

     OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER: This optional rider is available for a separate monthly charge. This rider guarantees you a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each contract anniversary a minimum guaranteed annuity payout benefit base is determined. This minimum guaranteed annuity payout benefit base is the value that will be annuitized should you exercise the rider. Annuitization under this rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The minimum guaranteed annuity payout benefit base is equal to the greatest of:

     (a) the accumulated value increased by any positive market value adjustment (the "accumulated value"); or
     (b) accumulated value on the effective date of the rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest accumulated value of all contract anniversaries since the rider effective date, as determined after the accumulated value of each contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

In the Table of Contents on page 3 of the Prospectus, the following is changed:

     Under DESCRIPTION OF THE CONTRACT:
     "M. Optional Minimum Guaranteed Annuity Payout Rider" is added
     "M. NORRIS Decision" is changed to "N. NORRIS Decision"
     "N. Computation of Values" is changed to "O. Computation of Values"

     Under CHARGES AND DEDUCTIONS:
     "C. Optional Minimum Guaranteed Annuity Payout Rider Charge" is added
     "C. Premium Taxes" is changed to "D. Premium Taxes"
     "D. Contingent Deferred Sales Charge" is changed to "E. Contingent Deferred Sales Charge"
     "E. Transfer Charge" is changed to "F. Transfer Charge"

In the Summary on page 7 of the Prospectus, the following is added to the end of the section entitled "What Happens In the Annuity Payout Phase?":

     An optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. See "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT." If elected, the rider guarantees the Annuitant a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a) the Accumulated Value increased by any positive Market Value Adjustment (the "Accumulated Value"); or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Contract anniversaries since the Rider effective date, as determined after the Accumulated Value of each Contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                              amount of the withdrawal
                              ------------------------
       the Accumulated Value determined immediately prior to the withdrawal.

In the Summary on page 10 of the Prospectus, the following is added between the fourth and fifth paragraphs of the section entitled "What Charges Will I Incur Under My Contract?":

     Subject to state availability, the Company offers the following Rider that may be elected by the Owner. A separate monthly charge is made for the Rider which is deducted from the Accumulated Value at the end of each month within which the Rider has been in effect. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month and on the date the Rider is terminated by 1/12th of the following annual percentage rates:


          Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period.....................................................................0.25%
          Minimum Guaranteed Annuity Payout Rider with a fifteen-year waiting period.....................................................................0.15%


     For a description of this Rider, see "C. Optional Minimum Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT."

Under "ANNUAL AND TRANSACTION EXPENSES" on page 12 of the Prospectus, after "Contract Fee," the following is inserted:


     OPTIONAL RIDER CHARGES:
     (on an annual basis as a percentage of Accumulated Value)
     Minimum Optional Guaranteed Annuity Payout Rider with a ten-year waiting period:        0.25%*
     Minimum Optional Guaranteed Annuity Payout Rider with a fifteen-year waiting period:    0.15%*

Under "ANNUAL AND TRANSACTION EXPENSES" on page 12 of the Prospectus, below "Total Asset Charge," the following is inserted:

     *if the rider is elected, this annual charge is deducted on a monthly basis at the end of each month within which the rider was in effect.

Under "ANNUAL AND TRANSACTION EXPENSES" on page 14 of the Prospectus, table (1) is renamed table (1)(a) and the following table is inserted following table (1)(a):

     (1)(b) If, at the end of the applicable time period, you surrender the Contract or annuitize* under a commutable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


                                                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                        -------------------------------------------------
Select International Equity Fund                        $  102        $  155        $  200        $  316
DGPF International Equity Series                        $  100        $  149        $  189        $  295
Fidelity VIP Overseas Portfolio                         $  100        $  149        $  190        $  297
T. Rowe Price International Stock Portfolio             $  102        $  153        $  196        $  309
Select Aggressive Growth Fund                           $  101        $  151        $  193        $  303
Select Capital Appreciation Fund                        $  102        $  155        $  199        $  314
Select Value Opportunity Fund                           $  101        $  153        $  196        $  308
Select Growth Fund                                      $  100        $  150        $  190        $  298
Growth Fund                                             $   97        $  138        $  170        $  257
Fidelity VIP Growth Portfolio                           $   98        $  143        $  178        $  274
Equity Index Fund                                       $   96        $  136        $  166        $  249
Select Growth and Income Fund                           $   99        $  145        $  182        $  282
Fidelity VIP Equity-Income Portfolio                    $   97        $  140        $  173        $  263
Fidelity VIP II Asset Manager Portfolio                 $   98        $  142        $  176        $  270
Fidelity VIP High Income Portfolio                      $   98        $  144        $  179        $  276
Investment Grade Income Fund                            $   97        $  139        $  171        $  259
Government Bond Fund                                    $   98        $  142        $  177        $  272
Money Market Fund                                       $   95        $  133        $  161        $  240


Under "ANNUAL AND TRANSACTION EXPENSES" on page 15 of the Prospectus, table (2) is renamed table (2)(a) and the following table is inserted following table
(2)(a):

     (2)(b) If you annuitize* under a life option or any non-commutable period certain option of ten years or more at the end of the applicable time period, or if you do NOT surrender or annuitize the Contract, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:



                                                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                        -------------------------------------------------

Select International Equity Fund                        $   29       $   88        $  150        $  316
DGPF International Equity Series                        $   27       $   81        $  139        $  295
Fidelity VIP Overseas Portfolio                         $   27       $   82        $  140        $  297
T. Rowe Price International Stock Portfolio             $   28       $   86        $  146        $  309
Select Aggressive Growth Fund                           $   27       $   84        $  143        $  303
Select Capital Appreciation Fund                        $   29       $   87        $  149        $  314
Select Value Opportunity Fund                           $   28       $   86        $  146        $  308
Select Growth Fund                                      $   27       $   82        $  140        $  298
Growth Fund                                             $   23       $   70        $  120        $  257
Fidelity VIP Growth Portfolio                           $   24       $   75        $  128        $  274

                                                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                        -------------------------------------------------

Equity Index Fund                                       $   22       $   68        $  116        $  249
Select Growth and Income Fund                           $   25       $   77        $  132        $  282
Fidelity VIP Equity-Income Portfolio                    $   23       $   72        $  123        $  263
Fidelity VIP II Asset Manager Portfolio                 $   24       $   74        $  126        $  270
Fidelity VIP High Income Portfolio                      $   25       $   76        $  129        $  276
Investment Grade Income Fund                            $   23       $   71        $  121        $  259
Government Bond Fund                                    $   24       $   74        $  127        $  272
Money Market Fund                                       $   21       $   65        $  111        $  240


(1) If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.

Under "PERFORMANCE INFORMATION" on page 19 of the Prospectus, between the second and third sentences in the second full paragraph, the following is inserted:

     The calculation is not adjusted to reflect the deduction of a Minimum Guaranteed Annuity Payout Rider charge.

Under "PERFORMANCE INFORMATION" on page 19 of the Prospectus, at the end of the sixth full paragraph, the following is inserted:

     In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

Under "J. Electing the Form of Annuity and the Annuity Date" on page 34 of the Prospectus, the following is inserted above "K. Description of Variable Annuity Payout Options:"

     If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and must occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

Under "L. Annuity Benefit Payments" on page 36 of the Prospectus, the following is inserted above "M. NORRIS Decision:"

     If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the income provided under the Contract by applying the Accumulated Value to the current annuity factors is compared to the income provided under the Rider by applying the Minimum Guaranteed Annuity Payout Benefit Base to the guaranteed annuity factors. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout Rider" below.

On page 36 and 37 of the Prospectus, "M. NORRIS Decision" is renamed "N. NORRIS Decision," "N. Computation of Values" is renamed "O. Computation of Values" and the following is inserted:

     M. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER

     An optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized if the Rider is exercised. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a) the Accumulated Value increased by any positive Market Value Adjustment (the "Accumulated Value"); or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Contract anniversaries since the Rider effective date, as determined after the Accumulated Value of each Contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                              amount of the withdrawal
                              ------------------------
        the Accumulated Value determined immediately prior to the withdrawal

     CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     - The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.

     - The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

     CONDITIONS OF EXERCISE OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     - The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

     - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."

     - The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

     TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     - The Owner may not terminate the Minimum Guaranteed Annuity Payout
     Rider prior to the seventh Contract anniversary after the effective date of the Rider, unless such termination occurs on or within thirty days after a Contract anniversary and in conjunction with the purchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

     - After the seventh Contract anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.

     - The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

     - Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

     - The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "H. The Spouse of the Owner as Beneficiary" (see "DESCRIPTION OF THE CONTRACT").

     From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

     For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the Minimum Guaranteed Annuity Payout Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                                                   Minimum
                     Contract      Minimum        Guaranteed
                   Anniversary    Guaranteed        Annual
                   at Exercise   Benefit Base     Income (1)
                   -----------   ------------   --------------
                       10          $162,889        $12,153
                       15          $207,892        $17,695


     (1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years are available. See "K. Description of Variable Annuity Payout Options."

     The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the Benefit Base.

Under "CHARGES AND DEDUCTIONS" on page 39 of the Prospectus, "C. Premium Taxes" is renamed "D. Premium Taxes," "D. Contingent Deferred Sales Charge" is renamed "E. Contingent Deferred Sales Charge" and the following is inserted:

     C. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT CHARGE.

     Subject to state availability, the Company offers an optional Minimum Guaranteed Annuity Payout Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of an annual rate (see table below) is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).

     The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:


          Minimum Guaranteed Annuity Payout Rider with ten-year waiting period.................................................................... 0.25%
          Minimum Guaranteed Annuity Payout Rider with fifteen-year waiting period.................................................................... 0.15%


     For a description of the Rider, see "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT," above.

After the section entitled "LEGAL MATTERS" on page 51 of the Prospectus, the following is inserted:

                                YEAR 2000 COMPLIANCE

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

     Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

     The Company has initiated formal communications with all of its significant suppliers and large customers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the impact of a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material
     adverse effect on the Company.   The Company does not believe that it has
     material exposure to contingencies related to the Year 2000 Issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

     The Company will utilize both internal and external resources to reprogram or replace, and test both information technology and embedded technology
     systems for Year 2000 modifications.   The Company plans to complete the
     mission critical elements of the Year 2000 by December 31, 1998. The cost of the Year 2000 project will be expensed as incurred over the next two years and is being funded primarily through a reallocation of resources from discretionary projects. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. Through September 30, 1998, the Company and its subsidiaries and affiliates have incurred and expensed approximately $47 million related to the assessment of, and preliminary efforts in connection with, the project and the development of a remediation plan. The total remaining cost of the project is estimated at between $30-40 million.

     The costs of the project and the date on which the Company plans to complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

Supplement dated January 28, 1999.